FOURTH AMENDMENT
                                       to
             SECOND AMENDED AND RESTATED CREDIT FACILITIES AGREEMENT
                                      among
              THE BOATMEN'S NATIONAL BANK OF ST. LOUIS, as "Agent"
                                       and
                    THE BOATMEN'S NATIONAL BANK OF ST. LOUIS
                                       and
             THE OTHER LENDERS LISTED ON THE SIGNATURE PAGES HEREOF,
                                  as "Lenders"
                                       and
                               DT INDUSTRIES, INC.
                                       and
            THE OTHER BORROWERS LISTED ON THE SIGNATURE PAGES HEREOF,
                                 as "Borrowers"



     This FOURTH AMENDMENT to SECOND AMENDED AND RESTATED CREDIT FACILITIES AGREEMENT (this "Amendment") is entered into as of May 30, 1997, by and among DT INDUSTRIES, INC. ("DTI"), a Delaware corporation, DETROIT TOOL AND ENGINEERING COMPANY, a Delaware corporation ("Engineering"), DETROIT TOOL METAL PRODUCTS CO., a Missouri corporation, ("Metal Products"), SENCORP SYSTEMS, INC., a Delaware corporation ("Sencorp"), PHARMA GROUP, INC., a Delaware corporation, formerly known as Stokes-Merrill Corporation ("PGI"), ADVANCED ASSEMBLY AUTOMATION, INC., an Ohio corporation ("AAA"), DT CANADA INC., a New Brunswick, Canada corporation ("DT Canada"), KALISH CANADA INC., a New Brunswick, Canada corporation ("Kalish Canada"), and MID-WEST AUTOMATION ENTERPRISES, INC. ("Mid-West Enterprises") (DTI, Engineering, Metal Products, Sencorp, PGI, AAA, DT Canada, Kalish Canada, and Mid-West Enterprises are referred to herein both collectively and individually as "Borrower"), THE BOATMEN'S NATIONAL BANK OF ST. LOUIS ("Boatmen's"), as administrative agent ("Agent"), and the Lenders.


                                    RECITALS:

A. Borrower and Lenders are party to that certain Second Amended and Restated Credit Facilities Agreement dated as of July 19, 1996, as amended by that certain Amendment to Second Amended and Restated Credit Facilities Agreement dated as of September 30, 1996, as further amended by that certain Second Amendment to Second Amended and Restated Credit Facilities Agreement dated as of December 1, 1996, and as further amended by that certain Third Amendment to Second Amended and Restated Credit Facilities Agreement dated as of April 21, 1997 (the "Original Loan Agreement").

B. DTI desires to create a wholly-owned vehicle for the purpose of issuing up to $100,000,000 of preferred securities which are convertible into common stock of DTI. The proceeds of the issuance will be used by such vehicle to purchase convertible junior subordinated debentures from DTI.

C. DTI intends to use the proceeds of the issuance to repay its existing Indebtedness to the Lenders, but has requested that Lenders amend the Original Loan Agreement so that the Aggregate Revolving Commitment will not be permanently reduced when the Revolving Loan is prepaid, and to expressly permit the transaction described in Recital B above. Lenders have agreed to do so on the terms and conditions set forth herein.


                                    AMENDMENT

Therefore, in consideration of the mutual agreements herein and other sufficient consideration, the receipt of which is hereby acknowledged, Borrower and Lenders hereby amend the Original Loan Agreement as follows:

1. Definitions. Capitalized terms used and not otherwise defined herein have the meanings given them in the Loan Agreement. All references to the "Loan Agreement" in the Original Loan Agreement and in this Amendment shall be deemed to be references to the Original Loan Agreement as it is amended hereby and as it may be further amended, restated, extended, renewed, replaced, or otherwise modified from time to time.

2. Conditions to Effectiveness of Amendment. This Amendment shall become effective as of May 30, 1997, (the "Amendment Effective Date"), but only if this Amendment has been executed by Borrower and the Lenders, and only if the structure and terms of the Convertible Preferred Securities Offering, and DTI's obligations thereunder, are satisfactory to Administrative Agent and Lenders in their absolute discretion.

3.   Amendments to Original Loan Agreement.

     3.1.    Hansford Letter  of Credit Deleted  from Term  Commitment  Section.
Section 3.3 of the Original Loan Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

             "3.3 Term Commitment. Borrower acknowledges that each Lender has made advances to Borrower in the amount of such Lender's prorata share of $31,956,348. The amount of the advance already made by each Lender is referred to herein as the "Term Commitment" of such Lender. The aggregate of all such advances is referred to herein as the "Term Advance". The aggregate amount of the Lenders' Term Commitments is referred to herein as the "Aggregate Term Commitment". Each Lenders' Term Commitment, which is its prorata share of the Aggregate Term Commitment, is listed on Exhibit 3 hereto. The from time to time outstanding principal amount of the Term Advance is referred to herein as the "Aggregate Term Loan" and each Lender's prorata share thereof is referred to herein as a "Term Loan".) The obligation of Borrower to repay each Lender's prorata share of the Aggregate Term Loan shall be evidenced by a promissory note payable to the order of such Lender in a principal amount equal to such Lender's prorata share of the Aggregate Term Commitment and otherwise in substantially the form attached hereto as Exhibit 3.2 (individually a "Term Note" and collectively the "Term Notes"). Amounts applied to reduce the Aggregate Term Loan may not be reborrowed."

     3.2.    Hansford  Letter  of Credit Added to Revolving  Commitment Section.
Section 3.1.1 of the Original Loan Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

             "3.1.1.   Revolving  Commitment.  Subject  to  the  limitations  in
     Section 3.1.2 and elsewhere herein, each of the Lenders commits to make available for advances to Borrower (each a "Revolving Advance") from time to time during the period commencing on the Effective Date and ending at the close of business on the fifth anniversary of the Effective Date (the "Revolver Maturity Date") such Lender's prorata share of the Aggregate Revolving Commitment as listed on Exhibit 3 hereto. Immediately upon the payment of a draw on the Hansford Letter of Credit by its issuer, Borrower shall be automatically deemed to have made a request for an Alternate Base Rate Advance under the Revolving Commitment that complies with Section 7.12 (the "Hansford Advance"), and the proceeds of such advance (when made) shall be promptly applied by Agent to reimburse the amount of the draw to the issuer of the Hansford Letter of Credit. Borrower and Lenders acknowledge that they expect the Hansford Letter of Credit to be fully drawn in a single draft. The "Aggregate Revolving Commitment" on any date shall be $80,000,000, or such lesser or greater Dollar amount to which it may have been changed as provided herein. Each Lender's "Revolving Commitment" is its prorata share of the Aggregate Revolving Commitment as listed on Exhibit 3 hereto. (The from time to time outstanding principal balance of all Revolving Advances from Lenders is referred to herein as the "Aggregate Revolving Loan" and each Lender's prorata share thereof is referred to herein as a "Revolving Loan".) The obligation of Borrower to repay each Lender's Revolving Loan shall be evidenced by a promissory note payable to the order of such Lender in a maximum principal amount equal to such Lender's Revolving Commitment and otherwise in the form attached hereto as

     Exhibit 3.1.1 (individually a "Revolving Note" and collectively the "Revolving Notes") satisfactory to such Lender. Subject to the limitations in Section 3.1.2 and elsewhere herein, amounts applied to reduce the Aggregate Revolving Loan may be reborrowed as Revolving Advances. At any time after an Event of Default occurs, the Aggregate Revolving Commitment may be canceled as provided in Section 18.3."

     3.3. Payments of Principal. Section 6.2.2 of the Original Loan Agreement is hereby amended by inserting the word "and" after the words "Canadian Term Loan" in the text, by deleting the following words in their entirety from the text: "(exclusive of the amount of the Hansford Advance) and the amount of the Hansford Advance", by deleting the words "(exclusive of Payment on the Hansford Advance)" from the heading of the third column of the table, and by deleting the fourth, fifth, and sixth columns of the table in their entirety.

     3.4. Prepayment Not to Permanently Reduce Aggregate Revolving Commitment. Section 6.4.4 of the Original Loan Agreement is hereby amended by adding the following sentence at the end of Section 6.4.4, after the sentence ending with the words "reduction in the Aggregate Revolving Commitment":
"Notwithstanding anything to the contrary in the immediately preceding sentence, any prepayment applied to reduce the Aggregate Revolving Loan resulting from the Convertible Preferred Securities Offering shall not reduce the Aggregate Revolving Commitment."

     3.5. Permitted Indebtedness. Section 16.2 of the Original Loan Agreement is hereby amended by adding the following subsection:

     "16.2.8.   Obligations  of DTI arising in  connection  with the Convertible
     Preferred Securities Offering to the extent the original principal amount thereof does not exceed $100,000,000."

     3.6. Permitted Indirect Obligations. Section 16.4 of the Original Loan Agreement is hereby amended by adding the following language before the words "(collectively, the "Permitted Indirect Obligations")":

     "and (xi) the guaranty by DTI (which shall be subordinated to the Loan Obligations in a manner satisfactory to Lenders) of the payment of the distributions, redemption price, and liquidation preferences by the Issuance Vehicle in connection with the Convertible Preferred Securities Offering."

     3.7. Transactions With Affiliates. Section 16.13 of the Original Loan Agreement is hereby amended by adding the following sentence at the end of
Section 16.13: "Notwithstanding the foregoing two sentences, DTI may enter into the Convertible Preferred Securities Offering transaction with the Issuance Vehicle."

     3.8. New Subsidiaries. Section 16.18 of the Original Loan Agreement is hereby amended by inserting the following words after the word "Acquisition": "; provided, however, that DTI may create the Issuance Vehicle."

     3.9. Definition of Interest Expense. Section 17.1 of the Original Loan Agreement is hereby amended by deleting the definition of "Interest Expense" and in its entirety and replacing it with the following definition:

     "'Interest Expense' means, for any period of calculation, all interest, whether paid in cash or accrued as a liability, but without duplication, on Indebtedness of Borrower and all interest, whether paid in cash or accrued as a liability, but without duplication, by DTI with respect to the Convertible Preferred Securities."

     3.10. Definition of Fixed Charges. The definition of "Fixed Charges" in Section 17.1 of the Original Loan Agreement is hereby amended by inserting the following words after the words "interest paid" in subclause (i): "and interest accrued by DTI with respect to the Convertible Preferred Securities."

     3.11.   Meaning of "Indebtedness" for Financial Covenant Purposes.  Section
17.1 of the Original Loan Agreement is hereby amended by inserting the following words after the words "until it is drawn on" in subclause (iii) of the paragraph beginning with the words "For purposes of Section 17": "or the Obligations of DTI arising in connection with the Convertible Preferred Securities Offering".

     3.12. Minimum Net Worth Covenant. Section 17.9 of the Original Loan Agreement is hereby amended by inserting the following words after each dollar amount in the "Minimum Net Worth" column of the table: "(plus the aggregate dollar amount of the proceeds of all equity offerings of Borrower, including the Convertible Preferred Securities Offering)".

     3.13. Letter of Credit Exposure. The definition of "Letter of Credit Exposure" in the Original Loan Agreement is hereby amended by inserting the following words after the words "reimbursed by Borrower": "plus (v) all amounts drawn under the Hansford Letter of Credit and not reimbursed by Borrower or as otherwise provided herein."

     3.14. Glossary. The following definitions are added to the Original Loan Agreement in proper alphabetical order:

     "'Convertible Preferred Securities': the term income deferrable equity securities offered in the Convertible Preferred Securities Offering."

     "'Convertible Preferred Securities Offering':  the issuance by the Issuance
     Vehicle  of  term  income  deferrable  equity   securities,   in  a  single
     transaction, in an aggregate amount not to exceed $100 million."

     "'Issuance Vehicle': a wholly-owned business trust, limited liability company, or limited partnership, created by DTI for the purpose of making the Convertible Preferred Securities Offering."

4. Effect of Amendment. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or Lenders under the Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Loan Agreement, any of the other Loan Documents or any existing Default or Event of Default, nor act as a release or subordination of the Security Interests of Agent or Lenders under the Security Documents. Each reference in the Loan Agreement to "the Agreement", "hereunder", "hereof", "herein", or words of like import, shall be read as referring to the Loan Agreement as amended by this Amendment.

5. Reaffirmation. Borrower hereby acknowledges and confirms that (i) except as expressly amended hereby the Loan Agreement remains in full force and effect,
(ii) the Loan Agreement is in full force and effect, (iii) Borrower has no defenses to its obligations under the Loan Agreement and the other Loan Documents, (iv) the Security Interests of Agent and Lenders under the Security Documents secure all the Loan Obligations under the Loan Agreement as amended by this Amendment, continue in full force and effect and have the same priority as before this Amendment, and (v) Borrower has no claim against Agent or any Lender arising from or in connection with the Loan Agreement or the other Loan Documents.

6. Governing Law. This Amendment has been executed and delivered in St. Louis, Missouri, and shall be governed by and construed under the laws of the State of Missouri without giving effect to choice or conflicts of law principles thereunder.

7. Section Titles. The section titles in this Amendment are for convenience of reference only and shall not be construed so as to modify any provisions of this Amendment.

8. Counterparts; Facsimile Transmissions. This Amendment may be executed in one or more counterparts and on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures to this Amendment may be given by facsimile or other electronic transmission, and such signatures shall be fully binding on the party sending the same.

9. Incorporation By Reference. Lenders and Borrower hereby agree that all of the terms of the Loan Documents are incorporated in and made a part of this Amendment by this reference.

10. Statutory Notice The following notice is given pursuant to Section 432.045 of the Missouri Revised Statutes; nothing contained in such notice will be deemed to limit or modify the terms of the Loan Documents or this Amendment:

     ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWER(S)) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

BORROWER AND LENDERS HEREBY AFFIRM THAT THERE IS NO UNWRITTEN ORAL CREDIT AGREEMENT BETWEEN BORROWER AND LENDERS WITH RESPECT TO THE SUBJECT MATTER OF THIS AMENDMENT.


                       [rest of page intentionally blank]

     IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first above written.


DT INDUSTRIES, INC.                         SENCORP SYSTEMS, INC.,
a Delaware corporation                      a Delaware corporation


By: /s/ Bruce P. Erdel                      By: /s/ Bruce P. Erdel
   --------------------------------             --------------------------------
   Bruce P. Erdel, Vice President -             Bruce P. Erdel, Vice President
   Finance and Secretary                        and Secretary


DETROIT TOOL AND ENGINEERING COMPANY,       ADVANCED ASSEMBLY AUTOMATION, INC.,
a Delaware corporation                      an Ohio corporation


By: /s/ Bruce P. Erdel                      By: /s/ Bruce P. Erdel
   --------------------------------             --------------------------------
   Bruce P. Erdel, Vice President               Bruce P. Erdel, Vice President
   and Secretary                                and Secretary


DETROIT TOOL METAL PRODUCTS CO.,            PHARMA GROUP, INC., a Delaware
a Missouri corporation                      corporation


By: /s/ Bruce P. Erdel                      By: /s/ Bruce P. Erdel
   --------------------------------             --------------------------------
   Bruce P. Erdel, Vice President               Bruce P. Erdel, Vice President
   and Secretary                                and Secretary

DT CANADA INC., a New Brunswick,            KALISH CANADA INC., a New Brunswick,
Canada corporation                          Canada corporation


By: /s/ Bruce P. Erdel                      By: /s/ Bruce P. Erdel
   --------------------------------             --------------------------------
   Bruce P. Erdel, Vice President               Bruce P. Erdel, Vice President
   and Secretary                                and Secretary


MID-WEST AUTOMATION ENTERPRISES, INC.,
an Illinois corporation


By: /s/ Bruce P. Erdel
   --------------------------------
   Bruce P. Erdel, Secretary


"GUARANTORS"                                "GUARANTORS"

ASSEMBLY MACHINES, INC.,                    ARMAC INDUSTRIES, CO., a Delaware
a Pennsylvania corporation                  corporation


By: /s/ Bruce P. Erdel                      By: /s/ Bruce P. Erdel
   --------------------------------             --------------------------------
   Bruce P. Erdel, Vice President               Bruce P. Erdel, Vice President
   and Secretary                                and Secretary


MID-WEST AUTOMATION SYSTEMS,                HANSFORD MANUFACTURING CORPORATION,
INC., an Illinois corporation               a New York corporation


By: /s/ Bruce P. Erdel                      By: /s/ Bruce P. Erdel
   --------------------------------             --------------------------------
   Bruce P. Erdel, Secretary                    Bruce P. Erdel, Vice President
                                                and Secretary

THE BOATMEN'S NATIONAL BANK OF              DRESDNER BANK AG NEW YORK AND GRAND
ST. LOUIS, as Agent and a Lender            CAYMAN BRANCHES


By: /s/ Juan A. Cazorwa                     By: /s/ Thomas J. Nadramia
   --------------------------------             --------------------------------
Name:  Juan A. Cazorwa                      Name:  Thomas J. Nadramia
      -----------------------------               ------------------------------
Title: Vice President                       Title: Vice President
      -----------------------------               ------------------------------

                                            By: /s/ Brigitte Sarci
                                                --------------------------------
                                            Name:  Brigitte Sarci
                                                  ------------------------------
                                            Title: Asst. Treasurer
                                                  ------------------------------


BHF-BANK AKTIENGESELLSCHAFT                 COMERICA BANK


By: /s/Thomas J. Scifo /s/John Sykes         By: /s/ Burt R. Shurly III
   ---------------------------------            --------------------------------
Name: Thomas J. Scifo     John Sykes         Name:  Burt R. Shurly III
      ------------------------------             ------------------------------
Title: AVP                AVP                Title: Vice President
      ------------------------------              ------------------------------

By:
   ---------------------------------
Name:
      ------------------------------
Title:
      ------------------------------


FLEET NATIONAL BANK                         LASALLE NATIONAL BANK


By: /s/ James C. Silva                      By: /s/ David Knapp
   --------------------------------             --------------------------------
Name:  James C. Silva                       Name:  David Knapp
      -----------------------------               ------------------------------
Title: AVP                                  Title: First Vice President
      -----------------------------               ------------------------------

NBD BANK                                    BANK OF TOKYO-MITSUBISHI TRUST
                                            COMPANY


By: /s/ Randall Taylor                      By: /s/ David C. McLaughlin
   --------------------------------             --------------------------------
Name:  Randall Taylor                       Name:  David C. McLaughlin
      -----------------------------               ------------------------------
Title: FVP                                  Title: Vice President
      -----------------------------               ------------------------------


FIRST BANK                                  THE SUMITOMO BANK, LTD.


By: /s/ Brenda J. Laux                      By: /s/ Teresa A. Lekich
   ---------------------------------            --------------------------------
Name:  Brenda J. Laux                       Name:  Teresa A. Lekich
      ------------------------------              ------------------------------
Title: Senior Vice President                Title: Vice President
      ------------------------------              ------------------------------

                                            By: /s/ Michael F. Murphy
                                                --------------------------------
                                            Name:  Michael F. Murphy
                                                  ------------------------------
                                            Title: Vice President & Manager
                                                  ------------------------------




THE LONG-TERM CREDIT BANK OF                NATIONAL CITY BANK
JAPAN, LTD.


By: /s/ Armund J. Schoen, Jr.               By: /s/ Barry C. Robinson
   ---------------------------------            --------------------------------
Name:  Armund J. Schoen, Jr.                Name:  Barry C. Robinson
      ------------------------------              ------------------------------
Title: V.P. & Deputy Gen. Manager           Title: Vice President
      ------------------------------              ------------------------------

                                      NOTE

     The  following   page   contains  a  list  of  Exhibits   which  have  been
intentionally omitted by the Registrant pursuant to Item 601(b)(2) of Regulation S-K.

     A copy of any omitted Exhibit will be provided to the Securities and Exchange Commission upon request.

EXHIBIT 3           LENDERS' COMMITMENTS AND PRORATA SHARES
EXHIBIT 3.1.1       REVOLVING NOTE
EXHIBIT 3.2         TERM NOTES